UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2023
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Sensient Technologies Corporation (the “Company”) held its annual meeting of shareholders on April 27, 2023.  At that meeting, the Company’s shareholders voted on four matters as follows:

Election of Directors

The following directors were each elected until the next annual meeting of shareholders and until his or her successor is elected and, if necessary, qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. Joseph Carleone	37,367,688	524,750	32,826	1,267,817
Kathleen Da Cunha	37,815,654	80,108	29,502	1,267,817
Dr. Mario Ferruzzi	37,529,900	362,667	32,697	1,267,817
Carol R. Jackson	37,540,240	350,352	34,672	1,267,817
Sharad P. Jain	37,577,400	314,684	33,180	1,267,817
Dr. Donald W. Landry	37,425,223	464,868	35,173	1,267,817
Paul Manning	34,945,676	2,923,087	56,501	1,267,817
Deborah McKeithan-Gebhardt	37,567,962	324,642	32,660	1,267,817
Scott C. Morrison	37,433,491	461,936	29,837	1,267,817
Essie Whitelaw	37,426,752	438,999	59,513	1,267,817

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2023 proxy statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,529,383	3,325,776	70,105	1,267,817

Advisory Vote on the Frequency of Voting to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s named executive officers every one (1) year. The votes were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,375,497	311,067	1,198,747	39,954	1,267,817

Based on the voting results of this advisory proposal, the Company will continue to include an advisory vote on named executive officer compensation in the Company’s proxy statement every one (1) year until the next required vote on the frequency of shareholder advisory votes on the compensation of named executive officers.

Ratification of Independent Auditors

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
38,792,493	355,501	45,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES
CORPORATION

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Senior Vice President, General
Counsel, and Secretary

Date:	May 3, 2023